Tuesday, August 14, 2007

COMPANY PRESS RELEASE

             Transgenomic, Inc. Reports Second Quarter 2007 Results

OMAHA, Neb., August 14 - Transgenomic, Inc. (the "Company") (OTCBB: TBIO.OB) today announced financial results -------- for the quarter ended June 30, 2007. The Company's financial results are presented in the tables that follow.

Second Quarter 2007
The Company reported a net profit of $0.2 million or $0.00 per share for the second quarter of 2007 as compared to a net loss of $0.4 million or $0.01 per share for the second quarter of 2006. The 2007 net profit was primarily from continuing operations. Included in the net profit from operations was a $0.9 million gain from the sale of an investment in equity securities and $0.6 million of restructuring charges. The second quarter 2006 net loss was comprised of a loss from continuing operations of $0.3 million or $0.01 per share and a loss from discontinued operations of $0.1 million or $0.00 per share.

Net sales from continuing operations were $6.3 million during the second quarter 2007, compared to $6.2 million during the comparable period of 2006. Gross profit from continuing operations was $3.4 million or 54 percent during the second quarter of 2007 compared to $3.0 million or 49 percent of net sales during the comparable period of 2006. Operating expenses from continuing operations were $4.2 million during the second quarter of 2007 compared to $3.4 million during the same period of 2006. The second quarter 2007 operating expenses included $0.6 million of restructuring charges. Cash flows used in operating activities totaled $0.8 million during the second quarter of 2007 compared to cash flows generated from operations of $0.7 million during the same period of 2006. Cash and cash equivalents totaled $7.9 million at June 30, 2007.

Six Months Ended June 30, 2007
The Company reported a net loss of $1.0 million or $0.02 per share for the six months ended June 30, 2007 as compared to a net loss of $0.7 million or $0.01 per share during the comparable period of 2006. The 2007 net loss was comprised of a loss from continuing operations of $1.0 million or $0.02 per share and a gain from discontinued operations of $66,000. The 2007 loss from continuing operations included a $0.9 million gain from the sale of an investment in equity securities and $0.6 million of restructuring charges. The 2006 net loss was comprised of a loss from continuing operations of $0.6 million or $0.01 per share and a loss from discontinued operations of $0.1 million or $0.00 per share.

Net sales from continuing operations were $11.5 million for the six months ended June 30, 2007, compared to $12.7 million during the comparable period of 2006. Gross profit from continuing operations was $6.1 million or 53 percent for the six months ended June 30, 2007 compared to $6.0 million or 48 percent in 2006. Operating expenses from continuing operations were $8.2 million for the six months ended June 30, 2007 compared to $6.7 million during the comparable period of 2006. Cash flows used in operating activities totaled $1.6 million for the six months ended June 30, 2007 compared to cash flows generated in operating activities of $0.7 million used during the same period in 2006.

Comment and Outlook
The Company's President and Chief Executive Officer, Craig Tuttle, noted, "We are very pleased with second quarter net sales. We experienced a substantial improvement over first quarter. Our instrument and consumables revenues met our internal projections and our molecular diagnostics laboratory business grew by more than $200,000 over first quarter. Second quarter net sales in our Pharmaceutical Research Services business were slightly behind our internal projections due to timing issues with receiving samples from some of our key pharmaceutical partners. We believe that we will continue to grow in our research services business and that, combined with our ongoing cost reduction efforts, will support our goal of reaching break even performance by the end of the fiscal year."

Mr. Tuttle continued, "Our Pharmaceutical Research Services group performed work for six pharmaceutical companies so far this year, and we signed several new contracts with these and other new partners which will result in continued growth for this division. We are also in the process of increasing resources in our clinical molecular diagnostics lab to further drive growth similar to what we have been experiencing for this business over the last few quarters. Finally, we expect to realize the full impact of the ongoing consolidations and other cost reduction by the fourth quarter of the year. This is a very exciting time for the company as we enjoy the results of our refocusing on strong financial performance in our traditional mutation discovery tools business and substantial growth in our diagnostics laboratory business and Pharmaceutical Research Services business."

Earnings Call
Company management will discuss second quarter 2007 financial results via teleconference on Tuesday, August 14, 2007 at 5:00 p.m. Eastern Time. To access the call via telephone, dial 800-896-8445 or 785-830-1916. The company will also host a live broadcast of the call over the Internet. To listen to the webcast, investors should log on to the company's Investor Relations web page at http://www.transgenomic.com/events.asp?id=6 and follow the instructions provided. An archived recording of the conference call will be available and can be accessed via the web using the same link listed above for 14 days after the call. Investors can also listen to a replay via telephone until 11:59 p.m. Eastern Time on Tuesday, August 28, 2007. Simply dial 800-839-9881 or 402-220-3100 from any telephone.

About Transgenomic:  A decade of discovery 1997 - 2007
Transgenomic is a global biotechnology company that provides unique products and services for automated high sensitivity genetic variation and mutation analysis. Their offerings include systems, products, discovery and laboratory testing services to the academic and medical research, clinical laboratory and pharmaceutical markets in the fields of pharmacogenomics and personalized medicine. Specific offerings include WAVE(R) DHPLC Systems, related consumables and assay kits, cytogenetics automated systems, and Transgenomic Discovery and CLIA Lab Services. Transgenomic Discovery and Lab Services utilize their technology and expertise to provide a menu of mutation scanning tests for over 700 cancer-associated genes and more than 60 validated diagnostic tests to meet the needs of pharmaceutical and biotech companies, research and clinical laboratories, physicians and patients. For more information about the innovative systems, products and services offered by Transgenomic, please visit: www.transgenomic.com

Forward-Looking Statement
Certain statements in this press release constitute "forward-looking statements" of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance and financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

For confirmation of release or further information contact:

Debra Schneider
Chief Financial Officer
Transgenomic, Inc.
12325 Emmet Street
Omaha, NE  68164

Phone: 402.452.5400
Fax: 402.452.5461

investorrelations@transgenomic.com

                               Transgenomic, Inc.
                            Summary Financial Results
            Unaudited Condensed Consolidated Statements of Operations
                  (dollars in thousands except per share data)



                                                              Three Months Ended                      Six Months Ended
                                                                    June 30                                June 30
                                                               2007           2006                 2007                 2006
                                                        -----------    -----------          -----------          -----------
NET SALES                                               $     6,272    $     6,189          $    11,494          $    12,686
COST OF GOODS SOLD                                            2,859          3,140                5,373                6,654
                                                        -----------    -----------          -----------          -----------
      Gross profit                                            3,413          3,049                6,121                6,032
OPERATING EXPENSES:
      Selling, general and administrative                     3,067          2,820                6,047                5,529
      Research and development                                  492            531                1,550                1,135
      Restructuring costs                                       624             --                  624                   --
                                                        -----------    -----------          -----------          -----------
                                                              4,183          3,351                8,221                6,664
                                                        -----------    -----------          -----------          -----------
LOSS FROM OPERATIONS                                           (770)          (302)              (2,100)                (632)
OTHER INCOME (EXPENSE):
      Interest income, net of interest expense                   79             44                  141                   88
      Other, net                                                 --             --                    4                   --
      Gain on sale of investment                                938             --                  938                   --
                                                                                            -----------          -----------
                                                              1,017             44                1,083                   88
                                                        -----------    -----------          -----------          -----------
INCOME (LOSS) BEFORE INCOME TAXES                               247           (258)              (1,017)                (544)
INCOME TAX EXPENSE                                               14             --                   19                   17
                                                        -----------    -----------          -----------          -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                        233           (258)              (1,036)                (561)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX           (7)          (125)                  66                 (139)
                                                        -----------    -----------          -----------          -----------
NET INCOME (LOSS)                                       $       226    $      (383)         $      (970)         $      (700)
                                                        ===========    ===========          ===========          ===========

BASIC AND DILUTED INCOME (LOSS) PER SHARE:
      From continuing operations                                       $       0.0              $(0.0$)                (0.0$)
                                                                              0.00                   00                 0.00
                                                                       -----------          -----------          -----------
      From discontinued operations                                                                 0.00                   0.
                                                                                            -----------          -----------
                                                                       $       0.0              $(0.0$)                (0.0$)
                                                                                                                 ===========

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING                49,189,672     49,189,672           49,189,672           49,187,211

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING              62,141,863     49,189,672           49,189,672           49,187,211

                               Transgenomic, Inc.
                            Summary Financial Results
            Unaudited Condensed Consolidated Statements of Cash Flows
                             (Dollars in thousands)


                                                               Six Months Ended
                                                                    June 30,
                                                               ----------------
                                                                2007       2006
                                                                ----       ----
NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES     (1,564)       665
NET CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES      3,572       (179)
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                   --          5
EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH           7        135
                                                             -------    -------
NET CHANGE IN CASH AND CASH EQUIVALENTS                        2,015        626
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                 5,868      6,736
                                                             -------    -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                   $ 7,883    $ 7,362
                                                             =======    =======

                               Transgenomic, Inc.
                            Summary Financial Results
                 Unaudited Condensed Consolidated Balance Sheets
                  (dollars in thousands except per share data)

                                                        June 30,
                                                          2007      December 31,
                                                       (unaudited)      2006
                                                       -----------  ------------
                                     ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                             $ 7,883         $ 5,868
   Accounts receivable (net of allowances for
   doubtful accounts of $476 and $444, respectively)       6,474           6,525
   Inventories                                             3,243           2,672
   Prepaid expenses and other current assets                 571             540
   Current assets of discontinued operations                   4              --
                                                         -------         -------
         Total current assets                             18,175          15,605
PROPERTY AND EQUIPMENT, NET                                1,230           1,498
OTHER ASSETS:
   Goodwill                                                  638             638
   Other assets                                              733             853
   Non-current assets of discontinued operations              --           2,773
                                                         -------         -------
                                                         $20,776         $21,367
                                                         =======         =======
                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                      $ 1,386         $ 1,558
   Other accrued expenses                                  3,454           2,898
   Accrued compensation                                      491             689
   Current liabilities of discontinued operations            176             184
                                                         -------         -------
         Total current liabilities                         5,507           5,329
   Other long-term liabilities                               129              --
                                                         -------         -------
         Total liabilities                                 5,636           5,329
STOCKHOLDERS' EQUITY                                      15,140          16,038
                                                         -------         -------
                                                         $20,776         $21,367
                                                         =======         =======